                                                                   EXHIBIT 10.54

                                AMENDMENT TO
                                  ------------
                  AGREEMENT BETWEEN EN PLC LIMITED PARTNERSHIP
                  --------------------------------------------
                               AND SELFCARE, INC.
                               ------------------

         This Amendment to the Agreement Between EN PLC Limited Partnership and Selfcare, Inc. ("Amendment") is entered into as of January 1, 1997, by and between EN PLC Limited Partnership, a Delaware limited partnership ("EN PLC") and Selfcare, Inc., a Delaware corporation ("Selfcare" or the "Company").

                               W I T N E S S E T H
                               -------------------

         WHEREAS, the parties hereto entered into the Agreement Between EN PLC Limited Partnership and Selfcare, Inc. dated as of October 17, 1996 (the "Original Agreement") pursuant to which Selfcare agreed to purchase and EN PLC agreed to sell 7,961,386 shares of Enviromed plc common stock for an aggregate purchase price of $3,803,552 (the "Purchase Price");

         WHEREAS, the payment of the Purchase Price by Selfcare was to be made in the form of a two-year promissory note with a principal amount equal to the Purchase Price and bearing interest per annum at a fluctuating rate equal to the Bank of Boston's prime rate plus 1 1/2%, which note had not yet being issued as of the date hereof;

         WHEREAS, the parties hereto have agreed to amend the Original Agreement to provide that the Company will defer certain payments of the Purchase Price payable to EN PLC under the Original Agreement and, as consideration for such deferral, the Company will issue to EN PLC a warrant to purchase shares of Selfcare's common stock, par value $.001 per share (the "Common Stock").

         NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

         SECTION 1. Promissory Notes. The parties hereto agree that the Purchase Price shall be evidenced by two promissory notes issued by the Company to EN PLC (the "Promissory Notes") with principal amounts of $2,772,789.40 and $1,030,762.60 and in substantially the form attached hereto as Exhibit A and Exhibit B, respectively.

         SECTION 2. Warrant. In consideration of EN PLC's agreement to the terms and conditions set forth in this Amendment, the Company will issue to EN PLC a warrant, dated January 1, 1997 (the "Warrant") to purchase an aggregate of 15,401 shares of Common Stock in substantially the form attached hereto as Exhibit C. The initial exercise price per share of Common Stock underlying the Warrant shall be $12.875.

         SECTION 3. Additional Warrant. As further consideration of EN PLC's agreement to the terms and conditions set forth in this Amendment, if a portion of the Payment Price remains unpaid as of June 30, 1997 and the Company has not sold shares of Common Stock


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after the date hereof and on or before June 30, 1997 pursuant to a registration statement on Form SB-2 (or a similar form), then the Company will issue to EN PLC by July 15, 1997, an additional warrant, dated June 30, 1997 (the "Secondary Warrant"), to purchase an aggregate of 7,702 shares of the Company's Common Stock in substantially the form attached hereto as Exhibit B. The initial exercise price per share of Common Stock underlying the Secondary Warrant shall be $12.875. The aggregate number of shares and the exercise price of the Secondary Warrant will be appropriately adjusted to reflect any adjustments which would have been made if the Secondary Warrant had instead been issued on January 1, 1997.

         SECTION 4. Prepayment. Nothing contained in this Amendment shall restrict the right of the Company to prepay part or all of the principal of either of the Promissory Notes together with any accrued but unpaid interest thereon at any time.

         SECTION 5. Miscellaneous.

             a. Transfer; Assignment. EN PLC shall not transfer or assign any rights contained herein without the prior written consent of the Company.

             b. Confidentiality. EN PLC shall keep the contents of this Amendment confidential and shall not disclose any information contained herein in any manner whatsoever.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized representatives as of the date first written above.

                                           EN PLC LIMITED PARTNERSHIP


                                           By: EN PLC, INC., its general partner


                                           By: \s\Ron Zwanziger
                                               ---------------------------------
                                                  Ron Zwanziger
                                                  President


                                           SELFCARE, INC.


                                           By: \s\Kenneth D. Legg
                                               ---------------------------------
                                                  Kenneth D. Legg
                                                  Vice-President and Secretary

                                                                       EXHIBIT A





                                 PROMISSORY NOTE


$2,772,789.40                                             Waltham, Massachusetts

January 1, 1997

         FOR VALUE RECEIVED, the undersigned ("Debtor") hereby promises to pay to EN PLC Limited Partnership ("Payee"), at such place or places as may be specified by Payee or any holder hereof, in legal tender of the United States of America, the principal amount of TWO MILLION SEVEN HUNDRED SEVENTY TWO THOUSAND SEVEN HUNDRED EIGHTY-NINE DOLLARS AND FORTY CENTS ($2,772,789.40) (the "Principal"), with interest at the rate per annum equal to the Bank of Boston's Prime Rate plus 1 1/2% compounded annually, on the unpaid balance. Debtor hereby promises to pay the Principal and interest thereon in accordance with the following schedule:

         Payment Date                             Payment Amount
         ------------                             --------------

         On each of January 17, April             Accrued but unpaid interest for the period between
         17, July 17, and October 17,             the Payment Date and the previous Payment Date
         1997

         On January 17, 1998                      $1,386,394.63 in Principal

         On each of April                         $462,131.59 in Principal, plus any accrued but
         17, July 17, and October 17,             unpaid interest for the period between the Payment
         1998                                     Date and the previous Payment Date

For purposes of Debtor's payment to Payee on January 17, 1997, accrued interest shall be calculated for the period between October 17, 1996 and January 17, 1997.

         Notwithstanding contained herein to the contrary, Debtor may discharge the obligations undertaken hereby, at any time and from time to time, by repaying the outstanding Principal, without premium or penalty. Debtor may, without premium or penalty, make a partial prepayment of Principal and/or interest in any amount at any time and may thereby reduce any required future payment hereunder by the amount of such prepayment.

         This Note is entered into pursuant to the terms of that certain Agreement Between EN PLC Limited Partnership and Selfcare, Inc. dated October 17, 1996, as amended from time to time (the "Agreement"), and shall be subject to the terms and conditions thereof. Debtor hereby assigns and pledges to Payee, and hereby grants a security interest to Payee in the number of shares of common stock of Enviromed, plc (the "Enviromed Shares") purchased by

Debtor from Payee pursuant to the Agreement the purchase price of which equals the Principal of this Note. The security interest granted in the Enviromed Shares shall secure the payment to Payee of all obligations and liabilities of Debtor now or hereafter existing under the Agreement or this Note such that Payee shall have no recourse against the Debtor or any of its assets other than the Enviromed Shares.

         Debtor expressly waives presentment for payment, protest and demand, notice of protest, demand and dishonor and expressly agrees that this Note may be extended from time to time without in any way affecting the liability of Debtor. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         This Note may from time to time be extended by Payee, with or without notice to Debtor, and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of Debtor, in each case in the sole discretion of Payee.

         This Note may not be changed, modified or terminated orally, but only by an agreement in writing and signed by the Debtor and Payee. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, and shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its heirs, successors, endorsees and assigns.


                                              DEBTOR:

                                              SELFCARE, INC.



                                              By: \s\Kenneth D. Legg
                                                  ------------------------------
                                                     Name: Kenneth D. Legg
                                                     Title: Vice President











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
                                                                       EXHIBIT B





                                 PROMISSORY NOTE


$1,030,762.60                                             Waltham, Massachusetts

January 1, 1997

         FOR VALUE RECEIVED, the undersigned ("Debtor") hereby promises to pay to EN PLC Limited Partnership ("Payee"), at such place or places as may be specified by Payee or any holder hereof, in legal tender of the United States of America, the principal amount of ONE MILLION THIRTY THOUSAND SEVEN HUNDRED SIXTY-TWO DOLLARS AND SIXTY CENTS ($1,030,762.60) (the "Principal"), with interest at the rate per annum equal to the Bank of Boston's Prime Rate plus 1 1/2%, compounded annually, on the unpaid balance. Debtor hereby promises to pay the Principal and interest thereon in accordance with the following schedule:

         Payment Date                        Payment Amount
         ------------                        --------------

         On each of January 17, April        $85,896.85 in Principal, plus any accrued
         17, July 17, and October 17,        but unpaid interest for the period between
         1997                                the Payment Date and the previous Payment Date

         On each of January 17, April        $171,793.80 in Principal, plus any accrued but
         17, July 17, and October 17,        unpaid interest for the period between
         1998                                the Payment Date and the previous Payment Date

For purposes of Debtor's payment to Payee on January 17, 1997, accrued interest shall be calculated for the period between October 17, 1996 and January 17, 1997.

         Notwithstanding contained herein to the contrary, Debtor may discharge the obligations undertaken hereby, at any time and from time to time, by repaying the outstanding Principal, without premium or penalty. Debtor may, without premium or penalty, make a partial prepayment of Principal and/or interest in any amount at any time and may thereby reduce any required future payment hereunder by the amount of such prepayment.

         This Note is entered into pursuant to the terms of that certain Agreement Between EN PLC Limited Partnership and Selfcare, Inc. dated October 17, 1996, as amended from time to time (the "Agreement"), and shall be subject to the terms and conditions thereof. Debtor hereby assigns and pledges to Payee, and hereby grants a security interest to Payee in the number of shares of common stock of Enviromed, plc (the "Enviromed Shares") purchased by Debtor from Payee pursuant to the Agreement the purchase price of which equals the Principal of this Note. The security interest granted in the Enviromed Shares shall secure the payment



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to Payee of all obligations and liabilities of Debtor now or hereafter existing under the Agreement or this Note such that Payee shall have no recourse against the Debtor or any of its assets other than the Enviromed Shares.

         Debtor expressly waives presentment for payment, protest and demand, notice of protest, demand and dishonor and expressly agrees that this Note may be extended from time to time without in any way affecting the liability of Debtor. No delay or omission on the part of Payee in exercising any right hereunder shall operate as a waiver of such right or of any other right under this Note.

         This Note may from time to time be extended by Payee, with or without notice to Debtor, and any related right may be waived, exchanged, surrendered or otherwise dealt with, all without affecting the liability of Debtor, in each case in the sole discretion of Payee.

         This Note may not be changed, modified or terminated orally, but only by an agreement in writing and signed by the Debtor and Payee. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, and shall be binding upon the successors and assigns of Debtor and inure to the benefit of Payee and its heirs, successors, endorsees and assigns.


                                              DEBTOR:

                                              SELFCARE, INC.



                                              By: \s\Kenneth D. Legg
                                                  ------------------------------
                                                     Name: Kenneth D. Legg
                                                     Title: Vice President








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